UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2)

[X]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to §240.14a-12

MAMAMANCINI’S HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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[ ]	Fee paid previously with preliminary materials.

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MAMAMANCINI’S HOLDINGS, INC.

25 Branca Road

East Rutherford, NJ 07073

(201) 531-1212

NOTICE OF ANNUAL

MEETING OF SHAREHOLDERS

TO BE HELD SEPTEMEBER 2, 2015

TO OUR SHAREHOLDERS:

You are cordially invited to attend the Annual Meeting of Shareholders (the “Annual Meeting”) of MamaMancini’s Holdings, Inc., a Nevada corporation (together with its subsidiaries, “Company”, “MamaMancini’s”, “we”, “us” or “our”), which will be held on September 2, 2015, at 11:00 AM EST at 101 Wood Avenue South, 5th Floor, Woodbridge, NJ 08830, for the following purposes:

1.	To elect 7 directors to hold office for a one year term and until each of their successors are elected and qualified;

2.	To ratify the appointment of RRBB Accountants & Advisors, as our independent certified public accounting firm for the fiscal year ending January 31, 2016;

3.	To consider and conduct a non-binding advisory vote on a proposal to approve the Company’s executive compensation;

4.	To consider and conduct a non-binding advisory vote on a proposal regarding the frequency of advisory votes on executive compensation; and

5.	To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement that is attached and made a part of this Notice. Only stockholders of record of our common stock, $0.00001 par value per share, at the close of business on August 11, 2015, will be entitled to notice of, and to vote at, the Annual Meeting of Stockholders or any adjournment thereof.

All stockholders are cordially invited to attend the Annual Meeting of Stockholders in person. Your vote is important regardless of the number of shares you own. Only record or beneficial owners of MamaMancini’s common stock as of the Record Date may attend the Annual Meeting in person. When you arrive at the Annual Meeting, you must present photo identification, such as a driver’s license. Beneficial owners also must provide evidence of stockholdings as of the Record Date, such as a recent brokerage account or bank statement.

Whether or not you expect to attend the Annual Meeting of Stockholders, please complete, sign, date, and return the enclosed proxy card in the enclosed postage-paid envelope in order to ensure representation of your shares. It will help in our preparations for the meeting if you would check the box on the form of proxy if you plan on attending the Annual Meeting. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

By Order of the Board of Directors

/s/ Carl Wolf
Carl Wolf
Chairman of the Board of Directors

August 12, 2015
East Rutherford, NJ

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YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, TO ASSURE THAT YOUR SHARES WILL BE REPRESENTED, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO ADDITIONAL POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY.

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MAMAMANCINI’S HOLDINGS, INC.

25 Branca Road

East Rutherford, NJ 07073

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 2, 2015

GENERAL INFORMATION ABOUT THE PROXY

STATEMENT AND ANNUAL MEETING

General

This Proxy Statement is being furnished to the shareholders of MamaMancini’s Holdings, Inc. (together with its subsidiaries, “Company”, “MamaMancini’s”, “we”, “us” or “our”) in connection with the solicitation of proxies by our Board of Directors (the “Board of Directors” or the “Board”) for use at the Annual Meeting of Shareholders to be held at 101 Wood Avenue South, 5th Floor, Woodbridge, NJ 08830 at 11:00 a.m., and at any and all adjournments or postponements thereof (the “Annual Meeting”) for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Accompanying this Proxy Statement is a proxy/voting instruction form (the “Proxy”) for the Annual Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement. It is contemplated that this Proxy Statement and the accompanying form of Proxy will be first mailed to the Company’s shareholders on or about August 14, 2015.

The Company will solicit shareholders by mail through its regular employees and will request banks and brokers and other custodians, nominees and fiduciaries, to solicit their customers who have stock of the Company registered in the names of such persons and will reimburse them for reasonable, out-of-pocket costs. In addition, the Company may use the service of its officers and directors to solicit proxies, personally or by telephone, without additional compensation.

Voting Securities

Only shareholders of record as of the close of business on August 11, 2015 (the “Record Date”) will be entitled to vote at the Annual Meeting and any adjournment or postponement thereof. As of the Record Date, there were approximately 26,142,429 shares of common stock of the Company, issued and outstanding and entitled to vote representing approximately 110 holders of record. Shareholders may vote in person or by proxy. Each holder of shares of common stock is entitled to one vote for each share of stock held on the proposals presented in this Proxy Statement. The Company’s bylaws provide that a majority of all the shares of stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. The enclosed Proxy reflects the number of shares that you are entitled to vote. Shares of common stock may not be voted cumulatively.

Voting of Proxies

All valid proxies received prior to the Annual Meeting will be voted. The Board of Directors recommends that you vote by proxy even if you plan to attend the Annual Meeting. To vote by proxy, you must fill out the enclosed Proxy, sign and date it, and return it in the enclosed postage-paid envelope. Voting by proxy will not limit your right to vote at the Annual Meeting if you attend the Annual Meeting and vote in person. However, if your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy executed in your favor, from the holder of record to be able to vote at the Annual Meeting.

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Revocability of Proxies

All Proxies which are properly completed, signed and returned prior to the Annual Meeting, and which have not been revoked, will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed. A shareholder may revoke his or her Proxy at any time before it is voted either by filing with the Secretary of the Company, at its principal executive offices located at 25 Branca Road, East Rutherford, NJ 07073, a written notice of revocation or a duly-executed Proxy bearing a later date or by attending the Annual Meeting and voting in person.

Voting Procedures and Vote Required

The presence, in person or by proxy, of at least a majority of the issued and outstanding shares of common stock entitled to vote at the Annual Meeting is necessary to establish a quorum for the transaction of business. Shares represented by proxies which contain an abstention, as well as “broker non-vote” shares (described below) are counted as present for purposes of determining the presence or absence of a quorum for the Annual Meeting.

All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting as specified in such proxies.

Vote Required for Election of Directors (Proposal No. 1).

Our Certificate of Incorporation, as amended, does not authorize cumulative voting. Nevada law provides that directors are to be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the seven (7) candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.

Vote Required for Ratification of Auditors (Proposal No. 2).

Nevada law and our Bylaws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation, as amended or applicable Nevada law), the affirmative vote of a majority of the shares present, in person or by proxy, and voting on the matter, will be required for approval. Accordingly, the affirmative vote of a majority of the shares present at the Annual Meeting, in person or by proxy, and voting on the matter, will be required to ratify the Board’s selection of RRBB Accountants & Advisors as our independent auditors for the fiscal year ending January 31, 2016.

Vote Required for the Advisory Resolution on Executive Compensation Proposal (Proposal No. 3).

This Proposal is non-binding on the Company and our Board of Directors.

Vote Required for the Advisory Resolution on the Frequency of the Stockholders’ Say on Pay Proposal (Proposal No. 4).

This Proposal with respect to the frequency for submission of a resolution to the shareholders soliciting support for the Company’s named executive officer compensation policies and programs is non-binding on the Company and our Board of Directors.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. Brokers that have not received voting instructions from their clients cannot vote on their clients’ behalf on “non-routine” proposals. Broker non-votes are not counted for the purposes of obtaining a quorum for the Annual Meeting, and, in tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote. The vote on Proposals 1, 3, and 4, are considered “non-routine” and the vote on Proposal 2 is considered “routine”. Abstentions are counted as “shares present” at the Annual Meeting for purposes of determining the presence of a quorum but are not counted in the calculation of the vote.

Votes at the meeting will be tabulated by one or more inspectors of election appointed by the Chief Executive Officer.

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Shareholders List

For a period of at least ten days prior to the Annual Meeting, a complete list of shareholders entitled to vote at the Annual Meeting will be available at the principal executive offices of the Company located at 25 Branca Road, East Rutherford, NJ, 07073 so that shareholders of record may inspect the list only for proper purposes.

Expenses of Solicitation

The Company will pay the cost of preparing, assembling and mailing this proxy-soliciting material, and all costs of solicitation, including certain expenses of brokers and nominees who mail proxy material to their customers or principals.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of August 11, 2015, information regarding beneficial ownership of our capital stock by:

●	Each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock;

●	Each of our named executive officers;

●	Each of our directors; and

●	All of our current executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the Securities and Exchange Commission (the “SEC’) and generally means that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power of that security, including options that are currently exercisable or exercisable within sixty (60) days of August 11, 2015. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons named in the table below have sole voting and investment power with respect to all shares of common stock shown that they beneficially own, subject to community property laws where applicable.

Common stock subject to stock options currently exercisable or exercisable within sixty (60) days of August 11, 2015, are deemed to be outstanding for computing the percentage ownership of the person holding these options and the percentage ownership of any group of which the holder is a member but are not deemed outstanding for computing the percentage of any other person.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o MamaMancini’s Holdings, Inc., 25 Branca Road, East Rutherford, NJ USA 07073.

The following table provides the names and addresses of each person known to us to own more than 5% of our outstanding shares of common stock as of August 11, 2015, and by the officers and directors, individually and as a group. Except as otherwise indicated, all shares are owned directly and the shareholders listed possesses sole voting and investment power with respect to the shares shown.

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Name of Beneficial Owner(1)	Shares of Common Stock		Percent Ownership of Common Stock	Shares of Series A Preferred	Percent Ownership of Series A Preferred
5% or Greater Stockholders
N/A	—		—
Named Executive Officers and Directors
Carl Wolf	5,262,826	(3)	20.1%	5,000	50.0%
Matthew Brown	5,224,911	(4)	20.0%	500	5.0%
Lewis Ochs	45,000	(5)	*	—
Steven Burns	1,045,439	(6)	4.0%	500	5.0%
Alfred D’Agostino	707,140	(7)	2.7%	500	5.0%
Thomas Toto	707,140	(8)	2.7%	—
Daniel Altobello	37,991	(9)	*	500	5.0%

Dean Janeway	87,991	(10)	*	500	5.0%
All executive officers and directors as a group (8 persons)	13,055,925		50.2 (2%)	7,500	75.0%

*Denotes less than 1%

(1)	Beneficial ownership is determined in accordance with Rule 13d-3(a) of the Exchange Act and generally includes voting or investment power with respect to securities.

(2)	Figures may not add up due to rounding of percentages.

(3)	42,204 shares of common stock of the total 5,262,826 shares owned by Carl Wolf are held by Carl Wolf and Marion Wolf as Joint Tenants.

(4)	The 5,224,911 shares are held jointly with Ms. Karen Wolf. Ms. Wolf is the wife of Mr. Matthew Brown. Mr. Brown maintains full voting control of such shares.

(5)	This amount reflects options to purchase 45,000 common shares.

(6)	1,024,115 common shares are held by Point Prospect, Inc., an S-Corp 100% wholly-owned by Steven Burns. Steven Burns also personally owns 10,000 options to purchase common shares.

(7)	Includes options to purchase 10,000 common shares.

(8)	Includes options to purchase 10,000 common shares.

(9)	This amount reflects options to purchase 10,000 common shares.

(10)	This amount reflects options to purchase 10,000 common shares.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Company’s Board of Directors currently consists of seven authorized directors. A total of seven directors will be elected at the Annual Meeting to serve until the next annual shareholder meeting. The persons named as “Proxies” in the enclosed Proxy will vote the shares represented by all valid returned proxies in accordance with the specifications of the shareholders returning such proxies. If no choice has been specified by a shareholder, the shares will be voted FOR the nominees. If at the time of the Annual Meeting any of the nominees named below should be unable or unwilling to serve, which event is not expected to occur, the discretionary authority provided in the Proxy will be exercised to vote for such substitute nominee or nominees, if any, as shall be designated by the Board of Directors. If a quorum is present and voting, the nominees for directors receiving the highest number of votes will be elected. Abstentions and broker non-votes will have no effect on the vote.

NOMINEES FOR ELECTION AS DIRECTOR

The following sets forth certain information about each of the director nominees:

Carl Wolf, age 72, has over 35 years of experience in the management and operations of companies in the food industry. Mr. Wolf has served as Chief Executive Officer and Chairman of the Board of MamaMancini’s from February 2010 through the Present. Mr. Wolf was the founder, majority shareholder, Chairman of the Board, and CEO of Alpine Lace Brands, Inc., a public company with over $125 million in wholesale sales. He also founded, managed, and sold MCT Dairies, Inc., a $60 million international dairy component resource company. Other experience in the food industry includes his role as Co-chairman of Saratoga Beverage Company, a publicly traded (formerly NASDAQ: TOGA) bottled water and fresh juice company prior to its successful sale to a private equity firm. Mr. Wolf served an advisor to Mamma Sez Biscotti, a snack and bakery product company (which was sold in a later period to Nonnis, the largest biscotti company in the United States) from 2002 to 2004. Previously he served as Director and on the Audit and Development committees of American Home Food Products, Inc. a publically traded marketer Artisanal Brand Cheeses, from 2007 to 2009. Mr. Wolf also served as Chairman of the Board of Media Bay a publically traded direct seller of spoken word through its audio book club and old time radio classic activities and download spoken content, from 2002 to 2004.

Mr. Wolf received his B.A. in 1965 from Rutgers University and his M.B.A. in 1966 from the University of Pittsburgh.

In evaluating Mr. Wolf’s specific experience, qualifications, attributes and skills in connection with his appointment to our board, we took into account his numerous years of experience in the food industry, as a serial entrepreneur in growing business, his knowledge of publicly traded companies, and his proven track record of success in such endeavors.

Matthew Brown, age 46, has over 19 years of experience in the sales and marketing of products in the food industry. Beginning in February 2010 through the present, he has served as President of MamaMancini’s. From April 2001 until January of 2012, he served as the President of Hors D’oeuvres Unlimited, overseeing the day to day operations of their food manufacturing business. He previously worked as a marketing associate from September 1993 to December 1998 at Kraft Foods, Inc., where he dealt with numerous aspects of the company’s marketing of their food products.

Mr. Brown received his B.A. from the University of Michigan in 1991 and his M.B.A. from the University of Illinois in 1993.

In evaluating Mr. Brown’s specific experience, qualifications, attributes and skills in connection with his appointment to our board, we took into account his numerous years of experience in sales and marketing, and his proven track record of success in such endeavors.

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Steven Burns, age 54, has over 20 years of experience in the management and operations of various companies. Mr. Burns has served as a director of MamaMancini’s from February 2010 through the present. Beginning in June 2011 and still presently, he serves as the Chairman of the Board of Directors of Meatball Obsession, LLC. Additionally, beginning in 2006 and still Presently he works as the President and CEO of Point Prospect, Inc., where he oversees the day to day operations of the company, which primarily deal with investments and services in real estate, clean and efficient energy sources, high-quality and healthy food services, and healthcare technology. Prior to that, for a period of 24 years he worked at and was senior executive at Accenture where he led the U.S. Health Insurance Industry Program comprised of approximately 600 professionals. He also has sat on various financial committees and boards of directors throughout his career.

Mr. Burns received his B.S. in Business Management from Boston College in 1982.

In evaluating Mr. Burns’ specific experience, qualifications, attributes and skills in connection with his appointment to our board, we took into account his numerous years of experience in serving on board of directors, his knowledge of running and managing companies, and his proven track record of success in such endeavors.

Alfred D’Agostino, age 61, has over 34 years of experience in the management and ownership of food brokerage and food distribution companies. Mr. D’Agostino has served as a director of MamaMancini’s from February 2010 through the Present. Beginning in March 2001 and still presently, he serves as the President for World Wide Sales Inc., a perishable food broker that services the New York / New Jersey Metropolitan and Philadelphia marketplace. Prior to this he worked from September 1995 until February 2001 as Vice-President of the perishable business unit at Marketing Specialists, a nationwide food brokerage. Previously, from February 1987 until August 1995 he worked as a Partner for the perishable division of Food Associates until its merger with Merket Enterprises.

In evaluating Mr. D’agostino’s specific experience, qualifications, attributes and skills in connection with his appointment to our board, we took into account his numerous years of experience in the food brokerage and other food related industries, his knowledge of running and managing companies, and his proven track record of success in such endeavors.

Mr. D’Agostino received his B.S. in Business Management from the City College of New York in 1974.

Thomas Toto, age 60, has over 32 years of experience in the management and ownership of food brokerage and food distribution companies. Mr. Toto has served as a director of MamaMancini’s from February 2010 through the Present. Beginning in June 2009 and still presently, he serves as the Senior Business manager for World Wide Sales Inc., a perishable food broker that services the New York / New Jersey Metropolitan and Philadelphia marketplace. Prior to this he worked from September 2007 until May 2009 as a Division President for DCI Cheese Co., a company that imported and distributed various kinds of cheeses. Previously from March 1993 until September 2007 he was the President and owner of Advantage International Foods Corporation, where he ran the day to day operations of importing and distributing cheeses around the world.

Mr. Toto received his B.A. from Seton Hall University in 1976 and his M.B.A. from Seton Hall University in 1979.

In evaluating Mr. Toto’s specific experience, qualifications, attributes and skills in connection with his appointment to our board, we took into account his numerous years of experience in the food brokerage and other food related industries, his knowledge of running and managing companies, and his proven track record of success in such endeavors.

Dan Altobello, age 74, has served as a director of MamaMancini’s since 2012. Since October 2000, Mr. Altobello, Chairman of Altobello Family LP, has been a private investor and active board member of several companies. From September 1995 until October 2000, Mr. Altobello was the Chairman of Onex Food Services, Inc., the parent of Caterair International, Inc. and LSG/SKY Chefs. He is a current member of the boards of directors of DiamondRock Hospitality Company, a publicly-traded hotel REIT, Northstar Senior Care Trust, Inc., a private company that intends to qualify as a REIT, Mesa Air Group, Inc. and Arlington Asset Investment, Corp , a principal investment firm that acquires and holds mortgage-related and other assets. From 2004 to December 2010, he served as a member of the board of JER Investors Trust, Inc., a specialty finance company. Mr. Altobello serves on the advisory board of Thayer | Hidden Creek, a private equity firm. Mr. Altobello is also a trustee of Loyola Foundation, Inc.

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The Board of Directors determined that Mr. Altobello’s qualifications to serve as a director include his notable business and leadership experience in the areas of specialty finance. He also has experience in the area of food service distribution, due to his past position as Chairman of Onex Food Services, Inc. His past and present service on multiple public and private company boards, including his service on the audit committee of DiamondRock Hospitality Company and Northstar Senior Care Trust, Inc., provides him with comprehensive experience in the area of corporate governance that can be extremely valuable to Board and Company operations.

Mr. Altobello, received his B.A. from Georgetown University in June 1963 and his M.B.A. from Loyola University Maryland in June 1978.

Dean Janeway, age 71, has served as a director of MamaMancini’s since 2012. Mr. Janeway is an executive with more than 40 years of broad leadership skills and extensive experience in the areas of corporate strategy, business development, operational oversight and financial management. From 1966 through 2011, Mr. Janeway served in various positions at Wakefern Food Corp., the largest retailer-owned cooperative in the United States. From 1966 through 1990, Mr. Janeway advanced through various positions of increasing responsibility including positions in Wakefern’s accounting, merchandising, dairy-deli, and frozen foods divisions. From 1990 through 1995 Mr. Janeway provided oversight for all of Wakefern’s procurement, marketing, merchandising, advertising and logistics divisions. From 1995 until his retirement in 2011, Mr. Janeway served as President and Chief Operating Officer of “Wakefern” providing primary oversight for the company’s financial and treasury functions, human resources, labor relations, new business development, strategic acquisitions, government relations, corporate social responsibility, sustainability initiatives and member relations. Mr. Janeway previously served as the chairman for the National Grocers Association from 1993 through 2001. From 2009 through the present, Mr. Janeway has served as the Chairman of the Foundation for the University of Medicine and Dentistry of New Jersey.

The Board of Directors determined that Mr. Janeway’s qualifications to serve as a director include his notable business and leadership experience in the all areas of management, particularly in the food industry. He also has experience in the area of whole sale wholesale distribution, due to his past position at Wakefern and his knowledge of running and managing companies and his proven track record of success in such endeavors will be invaluable to the Company going forward.

Mr. Janeway received his B.A. in Marketing from Rutgers University, and his M.B.A from Wharton School of Business, University of Pennsylvania.

Required Vote

Our Certificate of Incorporation, as amended, does not authorize cumulative voting. Nevada law provides that directors are to be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the seven (7) candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.

At the Annual Meeting a vote will be taken on a proposal to approve the election of the seven (7) director nominees.

RECOMMENDATION OF THE BOARD OF DIRECTORS:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF CARL WOLF, MATTHEW BROWN, STEVEN BURNS, ALFRED D’AGOSTINO, THOMAS TOTO, DAN ALTOBELLO, AND DEAN JANEWAY AS DIRECTORS.

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CORPORATE GOVERNANCE

Board of Directors

The Board oversees our business affairs and monitors the performance of our management. In accordance with our corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with our Chief Executive Officer, other key executives and by reading the reports and other materials sent to them and by participating in Board and committee meetings. Our directors hold office until the next annual meeting of stockholders and until their successors are elected and qualified or until their earlier resignation or removal, or if for some other reason they are unable to serve in the capacity of director.

Director Independence

Our Board of Directors currently consists of seven (7) members: Carl Wolf, Matthew Brown, Steven Burns, Alfred D’Agostino, Thomas Toto, Dan Altobello and Dean Janeway. All of our directors will serve until our next annual meeting and until their successors are duly elected and qualified.

For purposes of determining independence, the Company has adopted the definition of independence as contained in the New York Stock Exchange Rules. Pursuant to the definition, the Company has determined that Steven Burns, Alfred D’Agostino, Thomas Toto, Dan Altobello and Dean Janeway qualify as independent.

Board Meetings and Attendance

The Board held 8 physical and telephonic meetings in 2014. No incumbent director attended, either in person or via telephone, fewer than 50% of the aggregate of all meetings of the Board, for which at the time of the meeting they were a member of the Board. The Board also approved certain actions by unanimous written consent.

Stockholder Communications with the Board

Shareholders wishing to communicate with the Board, the non-management directors, or with an individual Board member may do so by writing to the Board, to the non-management directors, or to the particular Board member, and mailing the correspondence to: c/o Carl Wolf, Chairman of the Board of Directors, MamaMancini’s Holdings, Inc., 25 Branca Road, East Rutherford, NJ 07073. The envelope should indicate that it contains a shareholder communication. All such shareholder communications will be forwarded to the director or directors to whom the communications are addressed.

Board Committees

Our Board of Directors has three (3) standing committees: an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. Each committee has a charter, which is available on our website at http://www.mamamancinis.com/. Information contained on our website is not incorporated herein by reference. Each of the board committees has the composition and responsibilities described below. As of August 11, 2015, the members of these committees are:

Audit Committee	Compensation Committee	Governance and Nomination Committee
Steven Burns	Alfred D’Agostino*	Dean Janeway*

Thomas Toto*	Dean Janeway	Alfred D’Agostino

Dan Altobello

*	Denotes Chairman of committee.

Audit Committee

We have an Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of our Audit Committee are Steven Burns, Thomas Toto and Dan Altobello. Each of these Committee members is “independent” within the meaning of the New York Stock Exchange Rules. Our board has determined that Steven Burns shall serve as the “audit committee financial expert”, as such term is defined in Item 407(d)(5) of Regulation S-K. Thomas Toto serves as Chairman of our Audit Committee.

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The purpose of the Audit Committee is to oversee the processes of accounting and financial reporting of the Company and the audits and financial statements of the Company. The Audit Committee’s primary duties and responsibilities are to:

●	Monitor the integrity of the Company’s financial reporting process and systems of internal controls regarding finance, accounting and legal compliance.

●	Monitor the independence and performance of the Company’s independent auditors and the Company’s accounting personnel.

●	Provide an avenue of communication among the independent auditors, management, the Company’s accounting personnel, and the Board.

●	Appoint and provide oversight for the independent auditors engaged to perform the audit of the financial statements.

●	Discuss the scope of the independent auditors’ examination.

●	Review the financial statements and the independent auditors’ report.

●	Review areas of potential significant financial risk to the Company.

●	Monitor compliance with legal and regulatory requirements.

●	Solicit recommendations from the independent auditors regarding internal controls and other matters.

●	Make recommendations to the Board.

●	Resolve any disagreements between management and the auditors regarding financial reporting.

●	Prepare the report required by Item 407(d) of Regulation S-K, as required by the rules of the Securities and Exchange Commission (the “SEC”).

●	Perform other related tasks as requested by the Board.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Committee has the ability to retain, at the Company’s expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

Compensation Committee

The members of our Compensation Committee are Alfred D’Agostino and Dean Janeway. Each such member is “independent” within the meaning of the New York Stock Exchange Rules. In addition, each member of our Compensation Committee qualifies as a “non-employee director” under Rule 16b-3 of the Exchange Act. Our Compensation Committee assists the Board of Directors in the discharge of its responsibilities relating to the compensation of the Board of Directors and our executive officers. Alfred D’Agostino serves as Chairman of our Compensation Committee.

The Compensation Committee’s responsibilities include, but are not limited to, the responsibilities which are required under the corporate governance rules of NYSE MKT, including the responsibility to determine compensation of the Chairman of the Board, the CEO, the President and all other executive officers. The Compensation Committee’s actions shall generally be related to overall considerations, policies and strategies.

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The following are specific duties and responsibilities of the Compensation Committee:

●	Review the competitiveness of the Company’s executive compensation programs to ensure (a) the attraction and retention of corporate officers, (b) the motivation of corporate officers to achieve the Company’s business objectives, and (c) the alignment of the interests of key leadership with the long-term interests of the Company’s stockholders.

●	Review and determine the annual salary, bonus, stock options, other equity-based incentives, and other benefits, direct and indirect, of the Company’s executive officers, including development of an appropriate balance between short-term pay and long-term incentives while focusing on long-term stockholder interests.

●	Determine salary increases and bonus grants for the Chairman of the Board, the CEO, the President and all other executive officers of the Company.

●	Review and approve corporate goals and objectives for purposes of bonuses and long- term incentive plans.

●	Review and approve benefit plans, including equity incentive plans, and approval of individual grants and awards.

●	Review and approve employment or other agreements relating to compensation for the Chairman of the Board, the CEO, the President and the other executive officers of the Company.

●	Review and discuss with management the Company’s CD&A and recommend to the Board that the CD&A be included in the annual report on Form 10-K and/or proxy statement in accordance with applicable SEC rules.

●	If required by SEC rules, provide a Compensation Committee Report on executive compensation to be included in the Company’s annual proxy statement in accordance with applicable SEC rules.

●	Perform an annual evaluation of the performance of the Chairman of the Board, the CEO, the President and the other executive officers.

●	Perform an annual review of non-employee director compensation programs and recommend changes thereto to the Board when appropriate.

●	Plan for executive development and succession.

●	Review and approve all equity-based compensation plans and amendments thereto, subject to any stockholder approval under the listing standards of NYSE MKT.

●	Recommend an appropriate method by which stockholder concerns about compensation may be communicated by stockholders to the Committee and, as the Committee deems appropriate, to respond to such stockholder concerns.

●	Perform such duties and responsibilities as may be assigned by the Board to the Committee under the terms of any executive compensation plan, incentive compensation plan or equity-based plan.

●	Review risks related to the Company’s compensation policies and practices and review and discuss, at least annually, the relationship between the Company’s risk management policies and practices, corporate strategy and compensation policies and practices.

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Nominating and Corporate Governance Committee

The members of our Nominating and Corporate Governance Committee are Dean Janeway and Alfred D’Agostino. For purposes of determining independence, the Company has adopted the definition of independence as contained in New York Stock Exchange Rules. Dean Janeway serves as chairman of our Nominating and Corporate Governance Committee.

The Nominating/Corporate Governance Committee’s responsibilities include, but are not limited to, the responsibilities which are required under the corporate governance rules of the New York Stock Exchange including the responsibilities to identify individuals who are qualified to become directors of the Company, consistent with criteria approved by the Board, and make recommendations to the Board of nominees, including Stockholder Nominees (nominees whether by appointment or election at the Annual Meeting of Stockholders) to serve as a directors of the Company. To fulfill its purpose, the responsibilities and duties of the Nominating/Corporate Governance Committee are as follows:

●	Evaluate, in consultation with the Chairman of the Board and CEO, the current composition, size, role and functions of the Board and its committees to oversee successfully the business and affairs of the Company in a manner consistent with the Company’s Corporate Governance Guidelines, and make recommendations to the Board for approval.

●	Determine, in consultation with the Chairman of the Board and CEO, director selection criteria consistent with the Company’s Corporate Governance Guidelines, and conduct searches for prospective directors whose skills and attributes reflect these criteria.

●	Assist in identifying, interviewing and recruiting candidates for the Board.

●	Evaluate, in consultation with the Chairman of the Board and CEO, nominees, including nominees nominated by stockholders in accordance with the provisions of the Company’s Bylaws, and recommend nominees for election to the Board or to fill vacancies on the Board.

●	Before recommending an incumbent, replacement or additional director, review his or her qualifications, including capability, availability to serve, conflicts of interest, and other relevant factors.

●	Evaluate, in consultation with the Chairman of the Board and CEO, and make recommendations to the Board concerning the appointment of directors to Board committees and the selection of the Chairman of the Board and the Board committee chairs consistent with the Company’s Corporate Governance Guidelines.

●	Determine the methods and execution of the annual evaluations of the Board’s and each Board committee’s effectiveness and support the annual performance evaluation process.

●	Evaluate and make recommendations to the Board regarding director retirements, director renominations and directors’ changes in circumstances in accordance with the Company’s Corporate Governance Guidelines.

●	Review and make recommendations to the Board regarding policies relating to directors’ compensation, consistent with the Company’s Corporate Governance Guidelines.

●	As set forth herein, monitor compliance with, and at least annually evaluate and make recommendations to the Board regarding, the Company’s Corporate Governance Guidelines and overall corporate governance of the Company.

●	Assist the Board and the Company’s officers in ensuring compliance with an implementation of the Company’s Corporate Governance Guidelines.

●	Develop and implement continuing education programs for all directors, including orientation and training programs for new directors.

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●	Annually evaluate and make recommendations to the Board regarding the Committee’s performance and adequacy of this Charter.

●	Review the Code of Ethics periodically and propose changes thereto to the Board, if appropriate.

●	Review requests from outside the Committee for any waiver or amendment of the Company’s Code of Business Conduct and Ethics and recommend to the Board whether a particular waiver should be granted or whether a particular amendment should be adopted.

●	Oversee Committee membership and qualifications and the performance of members of the Board.

●	Review and recommend changes in (i) the structure and operations of Board Committees, and (ii) Committee reporting to the Board.

●	Make recommendations annually to the Board as to the independence of directors under the Corporate Governance Guidelines.

●	Review and make recommendations to the Board regarding the position the Company should take with respect to any proposals submitted by stockholders for approval at any annual or special meeting of stockholders.

●	Regularly report on Committee activities and recommendations to the Board.

●	Perform any other activities consistent with this Charter, the Company’s Certificate of Incorporation and Bylaws, as amended from time to time, the NYSE MKT company guide, and any governing law, as the Board considers appropriate and delegates to the Committee.

Family Relationships

Mr. Matthew Brown, our President, is the son-in-law of Mr. Carl Wolf, our Chief Executive Officer.

Involvement in Certain Legal Proceedings

During the past five years no director, person nominated to become a director, executive officer, promoter or control person of the Company has: (i) had any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (ii) been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (iii) been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or (iv) been found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who beneficially own 10% or more of a class of securities registered under Section 12 of the Exchange Act to file reports of beneficial ownership and changes in beneficial ownership with the SEC. Directors, executive officers and greater than 10% stockholders are required by the rules and regulations of the SEC to furnish the Company with copies of all reports filed by them in compliance with Section 16(a).

Based solely on our review of certain reports filed with the Securities and Exchange Commission pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, the reports required to be filed with respect to transactions in our common stock during the period covered by this Annual Report on Form 10-K, were timely.

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Code of Ethics

Effective January 21, 2014, the Board of Directors of MamaMancini’s adopted a Code of Ethics (the “Code of Ethics”) applicable to the Company and all subsidiaries and entities controlled by the Company and the Company’s directors, officers and employees. Compliance with the Code of Ethics is required of all Company personnel at all times. The Company’s senior management is charged with ensuring that the Code of Ethics and the Company’s corporate policies will govern, without exception, all business activities of the Company. The Code of Ethics addresses, among other things, the use and protection of Company assets and information, avoiding conflicts of interest, corporate opportunities and transactions with business associates and document retention.

Director Compensation

The following Director Compensation Table sets forth the compensation of our directors for the fiscal year ending on January 31, 2015, the one month ended January 31, 2014 and the year ended December 31, 2013.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option(8) Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(b)	(b)	(b)	(b)	(b)	(b)	(b)

Carl Wolf(1)	2015	$0	$0	$0	$0	$0	$0	$0
Chairman of the Board	*2014	$0	$0	$0	$0	$0	$0	$0
	2013	$0	$0	$0	$0	$0	$0	$0

Matthew Brown(2)	2015	$0	$0	$0	$0	$0	$0	$0
Director	*2014	$0	$0	$0	$0	$0	$0	$0
	2013	$0	$0	$0	$0	$0	$0	$0

Steven Burns (3)	2015	$0	$0	$27,317	$0	$0	$0	$27,317
Director	*2014	$0	$0	$0	$0	$0	$833	$833
	2013	$0	$0	$0	$7,472	$0	$0	$7,472

Alfred D’Agostino(4)	2015	$0	$0	$27,317	$0	$0	$0	$27,317
Director	*2014	$0	$0	$0	$0	$0	$833	$833
	2013	$0	$0	$0	$7,472	$0	$0	$7,472

Thomas Toto(5)	2015	$0	$0	$27,317	$0	$0	$0	$27,317
Director	*2014	$0	$0	$0	$0	$0	$833	$833
	2013	$0	$0	$0	$7,472	$0	$0	$7,472

Dan Altobello(6)	2015	$0	$0	$27,317	$0	$0	$0	$27,317
Director	*2014	$0	$0	$0	$0	$0	$833	$833
	2013	$0	$0	$0	$7,472	$0	$0	$7,472

Dean Janeway(7)	2015	$0	$0	$27,317	$0	$0	$0	$27,317
Director	*2014	$0	$0	$0	$0	$0	$833	$833
	2013	$0	$0	$0	$7,472	$0	$0	$7,472

*Denotes the one month period ended January 31, 2014

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1.	Mr. Wolf was appointed as Chief Executive Officer of the Company on January 24, 2013.

2.	Mr. Brown was appointed as President of the Company on January 24, 2013.

3.	Mr. Burns was appointed as a director of the Company on January 24, 2013 and compensation received was with respect to being a director of MamaMancini’s Inc. in 2015 and 2013.

4.	Mr. D’Agostino was appointed as a director of the Company on January 24, 2013 and compensation received was with respect to being a director of MamaMancini’s Inc. in 2015 and 2013.

5.	Mr. Toto was appointed as a director of the Company on January 24, 2013 and compensation received was with respect to being a director of MamaMancini’s Inc. in 2015 and 2013.

6.	Mr. Altobello was appointed as a director of the Company on January 24, 2013 and compensation received was with respect to being a director of MamaMancini’s Inc. in 2015 and 2013.

7.	Mr. Janeway was appointed as a director of the Company on January 24, 2013 and compensation received was with respect to being a director of MamaMancini’s Inc. in 2015 and 2013.

8.	The fair value of the options granted is obtained by multiplying the number of options granted by their value established according to the Black - Scholes pricing model. This value is the same as the fair value established in accordance with generally accepted accounting principles. The following assumptions were used for options granted in 2013: expected volatility – 144%; risk-free rate – 0.68%; forfeiture rate – 0.00%; expected life – 2.50 - 3.25 years; dividend yield – 0%.

Executive Compensation

The following summary compensation table sets forth all compensation awarded to, earned by, or paid to the named executive officers paid by us during the year ended January 31, 2015, the one month period ended January 31, 2014, and the year ended December 31, 2013.

Name and Principal Position	Year(5)	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Totals ($)
Carl Wolf CEO/Chairman (1)	2015	$150,000	0	0	0	0	0	0	$150,000
	*2014	$12,500	0	0	0	0	0	0	$12,500
	2013	$150,000	0	0	0	0	0	0	$150,000

Matt Brown President(2)	2015	$110,000	0	0	0	0	0	0	$110,000
	*2014	$9,167	0	0	0	0	0	0	$9,167
	2013	$110,000	0	0	0	0	0	0	$110,000

Lewis Ochs(3) Chief Financial Officer	2015	$63,000	0	0	0	0	0	0	$63,000
	*2014	$5,000	0	0	0	0	0	0	$5,000
	2013	$60,000	0	0	0	0	0	0	$60,000

*Denotes the one month period ended January 31, 2014

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1.	Mr. Wolf was appointed as Chief Executive Officer of the Company on January 24, 2013 and compensation set forth reflects compensation from MamaMancini’s Inc. for the 2013 fiscal year.

2.	Mr. Brown was appointed as President of the Company on January 24, 2013 and compensation set forth reflects compensation from MamaMancini’s Inc. for the 2013 fiscal year.

3.	Mr. Ochs was appointed as Vice President of Finance of the Company on January 24, 2013 and compensation set forth reflects compensation from MamaMancini’s Inc. for the 2013 fiscal year. Effective September 5, 2014 Mr. Ochs was named our Chief Financial Officer.

4.	Represents 45,000 options granted on April 26, 2013.

5.	The compensation for the 2014 fiscal year reflects the one month period from January 1, 2014 through January 31, 2014.

Compensation Discussion and Analysis

During 2014 and the one month period ended January 31, 2015, our Board of Directors was responsible for overseeing our executive compensation program, establishing our executive compensation philosophy and programs, and determining specific executive compensation, including cash and equity. Unless otherwise stated, the discussion and analysis below is based on decisions by the Board of Directors.

During 2014 and the one month period ended January 31, 2015, our Board of Directors considered one or more of the following factors when setting executive compensation, as further explained in the discussions of each compensation element below:

●	the experiences and individual knowledge of the members of our Board of Directors regarding executive compensation, as we believe this approach helps us to compete in hiring and retaining the best possible talent while at the same time maintaining a reasonable and responsible cost structure;

●	corporate and/or individual performance, as we believe this encourages our executive officers to focus on achieving our business objectives;

●	the executive’s existing equity award and stock holdings; and

●	internal pay equity of the compensation paid to one executive officer as compared to another — that is, that the compensation paid to each executive should reflect the importance of his or her role to the company as compared to the roles of the other executive officers, while at the same time providing a certain amount of parity to promote teamwork.

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Employment Agreements

Carl Wolf

On March 5, 2012 MamaMancini’s entered into an Employment Agreement with Mr. Carl Wolf as Chief Executive Officer for a term of 3 years. Mr. Wolf’s employment agreement automatically renews for successive one-year terms, unless the Company gives written notice of non-renewal not less than six (6) months prior to an anniversary date or until terminated as set forth herein. Mr. Wolf’s employment agreement was renewed for a period of one year on March 5, 2015. As compensation for his services, Mr. Wolf receives a base salary of $150,000 per year. Such base salary is reviewed yearly with regard to possible increase. In addition, Mr. Wolf is eligible to receive an annual bonus as determined by the Board. As part of the agreement, Mr. Wolf is subject to confidentiality provisions regarding MamaMancini’s, and certain covenants not to compete. Mr. Wolf is also entitled to receive Termination Payments (as defined Section 11.1 of Mr. Wolf’s Employment Agreement) in the event his employment is terminated in conjunction with the following:

Reason for Termination	Payment to be Received
Death	Termination Payments(1)
Disability	Termination Payments plus 12 months Base Salary
Without Cause	Termination Payments plus lesser of 12 months Base Salary or remaining Initial Term of employment
For Cause	Termination Payments minus any yearly bonus

(1) Termination Payment equals: (i) any unpaid Base Salary through the date of termination, (ii) any Bonus for the year in which such termination occurs prorated as of the date of termination, (iii) accrued and unpaid vacation pay for the year in which such termination occurs prorated as of the date of termination, (iv) any sums due under any of MamaMancini’s benefit plans, and (v) any unreimbursed expenses incurred by the Employee on MamaMancini’s behalf.

Matthew Brown

On March 5, 2012 MamaMancini’s entered into an employment agreement with Mr. Matthew Brown as President of MamaMancini’s for an initial term of 3 years. Mr. Brown’s employment agreement automatically renews for successive one-year terms, unless the Company gives written notice of non-renewal not less than six (6) months prior to an anniversary date or until terminated as set forth herein. Mr. Brown’s employment agreement was renewed for a period of one year on March 5, 2015. As compensation for his services, Mr. Brown receives a base salary of $110,000 per year. Such base salary is reviewed yearly with regard to possible increase. In addition, Mr. Brown is eligible to receive an annual bonus as determined by the Board. As part of the agreement, Mr. Brown is subject to confidentiality provisions regarding MamaMancini’s, and certain covenants not to compete. Mr. Brown is also entitled to receive Termination Payments (as defined in Section 11.1 of Mr. Brown’s Employment Agreement) in the event his employment is terminated in conjunction with the following:

Reason for Termination	Payment to be Received
Death	Termination Payments(1)
Disability	Termination Payments plus 12 months Base Salary
Without Cause	Termination Payments plus lesser of 12 months Base Salary or remaining Initial Term of employment
For Cause	Termination Payments minus any yearly bonus

(1) Termination Payment equals: (i) any unpaid Base Salary through the date of termination, (ii) any Bonus for the year in which such termination occurs prorated as of the date of termination, (iii) accrued and unpaid vacation pay for the year in which such termination occurs prorated as of the date of termination, (iv) any sums due under any of MamaMancini’s benefit plans, and (v) any unreimbursed expenses incurred by the Employee on the MamaMancini’s behalf.

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Lewis Ochs

On March 5, 2012 MamaMancini’s entered into an employment agreement with Mr. Lewis Ochs for a term of 1 year. Mr. Ochs employment agreement automatically renews for successive one-year terms, unless the Company gives written notice of non-renewal not less than six (6) months prior to an anniversary date or until terminated as set forth herein. MamaMancini’s has renewed Mr. Ochs Employment Agreement for a period of one year which expires on March 5, 2016. Effective September 5, 2014 Mr. Ochs was named our Chief Financial Officer. As compensation for his services, Mr. Ochs receives a base salary of $72,000 per year. Such base salary is reviewed yearly with regard to possible increase. In addition, Mr. Ochs is eligible to receive an annual bonus as determined by the Board. As part of the agreement, Mr. Ochs is subject to confidentiality provisions regarding MamaMancini’s, and certain covenants not to compete. Mr. Ochs is also entitled to receive Termination Payments (as defined in Section 11.1 of Mr. Ochs’ Employment Agreement) in the event his employment is terminated in conjunction with the following:

Reason for Termination	Payment to be Received
Death	Termination Payments(1)
Disability	Termination Payments plus 12 months Base Salary
Without Cause	Termination Payments plus lesser of 12 months Base Salary or remaining Initial Term of employment
For Cause	Termination Payments minus any yearly bonus

(1) Termination Payment equals: (i) any unpaid Base Salary through the date of termination, (ii) any Bonus for the year in which such termination occurs prorated as of the date of termination, (iii) accrued and unpaid vacation pay for the year in which such termination occurs prorated as of the date of termination, (iv) any sums due under any of MamaMancini’s benefit plans, and (v) any unreimbursed expenses incurred by the Employee on the MamaMancini’s behalf.

2015 Outstanding Equity Awards at Fiscal Year-End

STOCK AWARDS

Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)		Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g) (9)	Market Value of Shares or Units of Stock That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#) (j)

Carl Wolf Chief Executive Officer(1)		0	0	0	0	0

Lewis Ochs CFO	45,000	0	0	0	$1.00	4/26/2018

Matthew Brown President(2)			0	0	0	0

Steven Burns Director(3)	10,000	0	0	0	$1.00	4/26/2018

Alfred D’Agostino Director(4)	10,000	0	0	0	$1.00	4/26/2018

Thomas Toto Director(5)	10,000	0	0	0	$1.00	4/26/2018

Dan Altobello Director(6)	10,000	0	0	0	$1.00	4/26/2018

Dean Janeway Director(7)	10,000	0	0	0	$1.00	4/26/2018

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1.	Mr. Wolf was appointed as Chief Executive Officer of the Company on January 24, 2013

2.	Mr. Brown was appointed as President of the Company on January 24, 2013

3.	Mr. Burns was appointed as a director of the Company on January 24, 2013

4.	Mr. D’Agostino was appointed as a director of the Company on January 24, 2013

5.	Mr. Toto was appointed as a director of the Company on January 24, 2013

6.	Mr. Altobello was appointed as a director of the Company on January 24, 2013

7.	Mr. Janeway was appointed as a director of the Company on January 24, 2013

8.	Options were granted on April 26, 2013 and vesting is as follows: 50% vest immediately upon grant and 50% vest 18 months from the grant date.

COMPENSATION COMMITTEE REPORT

The Report of the Compensation Committee (the “Compensation Report”) does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Compensation Report by reference therein.

Recommendations of the Compensation Committee. We have reviewed and discussed the Compensation Discussion & Analysis (“CD&A”) with the Company’s management. Based on this review and these discussions, we recommended to the Board of Directors that the CD&A be included in the Company’s Annual Proxy for the fiscal year ended January 31, 2015.

This Compensation Report has been furnished by the Compensation Committee of the Board of Directors.

Alfred D’Agostino, Chairman

Dean Janeway

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AUDIT COMMITTEE REPORT

The following Report of the Audit Committee (the “Audit Report”) does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Audit Report by reference therein.

Role of the Audit Committee

The Audit Committee’s primary responsibilities fall into three broad categories:

First, the Committee is charged with monitoring the preparation of quarterly and annual financial reports by the Company’s management, including discussions with management and the Company’s outside auditors about draft annual financial statements and key accounting and reporting matters;

Second, the Committee is responsible for matters concerning the relationship between the Company and its outside auditors, including recommending their appointment or removal; reviewing the scope of their audit services and related fees, as well as any other services being provided to the Company; and determining whether the outside auditors are independent (based in part on the annual letter provided to the Company pursuant to Independence Standards Board Standard No. 1); and

Third, the Committee reviews financial reporting, policies, procedures, and internal controls of the Company. The Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Committee’s charter. In overseeing the preparation of the Company’s financial statements, the Committee met with management and the Company’s outside auditors, including meetings with the Company’s outside auditors without management present, to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Committee discussed the statements with both management and the outside auditors. The Committee’s review included discussion with the outside auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees).

With respect to the Company’s outside auditors, the Committee, among other things, discussed with [•] matters relating to its independence, including the disclosures made to the Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

Recommendations of the Audit Committee. In reliance on the reviews and discussions referred to above, the Committee recommended to the Board that the Board approve the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2015, for filing with the SEC.

This report has been furnished by the Audit Committee of the Board of Directors.

Thomas Toto, Chairman

Steven Burns

Dan Altobello

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PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT

OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

The Board of Directors has appointed RRBB Accountants & Advisors (“RRBB”), as our independent registered public accounting firm to examine the consolidated financial statements of the Company for fiscal year ending January 31, 2016. The Board of Directors seeks an indication from shareholders of their approval or disapproval of the appointment.

RRBB will audit our consolidated financial statements for the fiscal year ended January 31, 2016. We anticipate that a representative of RRBB will be present by telephone at our 2015 annual meeting, will have the opportunity to make a statement if they desire to do so at the meeting, and will be available to respond to appropriate questions at the meeting.

Our consolidated financial statements for the year ended December 31, 2014 and the one month period ended January 31, 2015 were audited by RRBB.

In the event shareholders fail to ratify the appointment of RRBB, the Board of Directors will reconsider this appointment. Even if the appointment is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Board of Directors determines that such a change would be in the interests of the Company and its shareholders.

The following table sets forth the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s quarterly reports or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

	January 31, 2015	2014	2013

Audit Fees	$31,890	$10,880	$43,000
Audit-Related Fees	$3,500	$0	$5,570
Tax Fees	$10,000	$0	$5,000
All Other Fees	$0	$0	$0
TOTAL	$45,300	$10,880	$53,570

Audit Committee Pre-Approval Policies and Procedures

The Company’s Audit Committee has adopted policies and procedures that shall require the pre-approval by the Audit Committee of all fees paid to, and all services performed by, the Company’s independent accounting firms. At the beginning of each year, the Audit Committee shall approve the proposed services, including the nature, type and scope of services contemplated and the related fees, to be rendered by these firms during the year. In addition, Audit Committee pre-approval is also required for those engagements that may arise during the course of the year that are outside the scope of the initial services and fees pre-approved by the Audit Committee.

The affirmative vote of the holders of a majority of the Company’s common stock represented and voting at the Annual Meeting either in person or by proxy will be required for approval of this proposal. Neither abstentions nor broker non-votes shall have any effect on the outcome of this vote.

RECOMMENDATION OF THE BOARD OF DIRECTORS:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF RRBB AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

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PROPOSAL NO. 3

NON-BINDING ADVISORY VOTE APPROVING EXECUTIVE COMPENSATION

We are asking our shareholders to provide advisory approval of the compensation of the Named Officers, as described in the “Executive Compensation” section of this Proxy Statement. While this vote is advisory, and not binding on the Company, it will provide information to our Board and Compensation Committee regarding investor sentiment about our executive compensation policies and practices, which the Compensation Committee will be able to consider when determining executive compensation for the fiscal year ending 2016 and beyond.

This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s shareholders the opportunity to endorse or not endorse our executive compensation program and policies through the following resolution:

“RESOLVED, that the compensation of the Company’s Named Officers, as disclosed pursuant to compensation disclosure rules of the Securities and Exchange Commission located in the “Executive Compensation” section of this proxy statement, and the accompanying executive compensation table and narrative discussions, is hereby APPROVED.”

The vote on this Proposal 3 is advisory, and therefore not binding on the Company, the Compensation Committee, or the Board. The vote will not be construed to create or imply any change to the fiduciary duties of the Company or the Board, or to create or imply any additional fiduciary duties for the Company or the Board. However, the Board and the Compensation Committee value input from shareholders and will consider the outcome of the vote when making future executive compensation decisions. The affirmative vote of a majority of the shares present or represented and entitled to vote either in person or by proxy is required to approve this Proposal 3.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE FOREGOING RESOLUTION APPROVING THE COMPANY’S EXECUTIVE COMPENSATION POLICIES AND PROCEDURES AND THE COMPENSATION PAID TO THE EXECUTIVE OFFICERS.

PROPOSAL NO. 4

NON-BINDING ADVISORY VOTE REGARDING THE FREQUENCY OF ADVISORY VOTES ON EXECUTIVE COMPENSATION

The Board and the Compensation Committee are seeking shareholder opinions on the frequency of future advisory votes regarding the Company’s executive compensation. Consistent with the intent of the Dodd-Frank Act and SEC rules, the Board is providing shareholders with the opportunity to cast a non-binding advisory vote. The compensation of the Company’s Named Officers is disclosed in the “Executive Compensation” section of this proxy statement, and the accompanying compensation tables and the related disclosures. The Board of Directors asks the shareholders to indicate the frequency with which they would like future votes. We are providing shareholders with the option of selecting a frequency of one, two or three years, or abstaining. In the interests of transparency and recognizing the importance of shareholder involvement with the Company, we recommend that our shareholders select a frequency of voting on executive compensation every two years.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE OF “EVERY TWO YEARS” FOR FUTURE ADVISORY VOTES ON THE COMPANY’S EXECUTIVE COMPENSATION.

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FUTURE STOCKHOLDER PROPOSALS

The Board of Directors has not yet determined the date on which the next Annual Meeting of Stockholders will be held. Stockholders may submit proposals on matters appropriate for stockholder action at annual meetings in accordance with the rules and regulations adopted by the Securities and Exchange Commission. Any proposal which an eligible stockholder desires to have included in our proxy statement and presented at the next Annual Meeting of Stockholders will be included in our proxy statement and related proxy card if it is received by us a reasonable time before we begin to print and send our proxy materials and if it complies with Securities and Exchange Commission rules regarding inclusion of proposals in proxy statements. In order to avoid controversy as to the date on which we receive a proposal, it is suggested that any stockholder who wishes to submit a proposal submit such proposal by Certified Mail, Return Receipt Requested.

Other deadlines apply to the submission of stockholder proposals for the next Annual Meeting that are not required to be included in our proxy statement under Securities and Exchange Commission rules. With respect to these stockholder proposals for the next Annual Meeting, a stockholder’s notice must be received by us a reasonable time before we begin to print and send our proxy materials. The form of proxy distributed by the Board of Directors for such meeting will confer discretionary authority to vote on any such proposal not received by such date. If any such proposal is received by such date, the proxy statement for the meeting will provide advice on the nature of the matter and how we intend to exercise our discretion to vote on each such matter if it is presented at that meeting.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K AND HOUSEHOLDING

A copy of the Company’s Annual Report on Form 10-K as filed with the SEC is available upon written request and without charge to shareholders by writing to the Company at 25 Branca Road, East Rutherford, NJ 07073 or by calling telephone number (201) 531-1212.

In certain cases, only one Annual Report and Proxy Statement may be delivered to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the shareholders at that address. The Company will undertake to deliver promptly upon written or oral request a separate copy of the Annual Report or Proxy Statement, as applicable, to a shareholder at a shared address to which a single copy of such documents was delivered. Such request should also be directed to Chief Executive Officer, MamaMancini’s Holdings, Inc., at the address or telephone number indicated in the previous paragraph. In addition, shareholders sharing an address can request delivery of a single copy of Annual Reports or Proxy Statements if they are receiving multiple copies of Annual Reports or Proxy Statements by directing such request to the same mailing address.

OTHER BUSINESS

We have not received notice of and do not expect any matters to be presented for vote at the Annual Meeting, other than the proposals described in this Proxy Statement. If you grant a proxy, the person named as proxy holder, Carl Wolf, or their nominees or substitutes, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any unforeseen reason, any of our nominees are not available as a candidate for director, the proxy holder will vote your proxy for such other candidate or candidates nominated by our Board.

ADDITIONAL INFORMATION

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, we file periodic reports, documents and other information with the SEC relating to our business, financial statements and other matters. Such reports and other information may be inspected and are available for copying at the offices of the SEC, 100 F Street, N.E., Washington, D.C. 20549 or may be accessed at www.sec.gov. Information regarding the operation of the public reference rooms may be obtained by calling the SEC at 1-800-SEC-0330. You are encouraged to review our Annual Report on Form 10-K, together with any subsequent information we filed or will file with the SEC and other publicly available information.

*************

It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute, and promptly return the accompanying proxy card.

August 12, 2015	By Order of the Board of Directors,

/s/ Carl Wolf
Carl Wolf
Executive Chairman

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PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

MAMAMANCINI’S HOLDINGS, INC.

The undersigned hereby appoints MamaMancini’s Holdings, Inc. as Proxy with full power of substitution to vote all the shares of common stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on September 2, 2015, at 11:00 AM EST at 101 Wood Avenue South, 5th Floor, Woodbridge, NJ 08830, or at any postponement or adjournment thereof, and upon any and all matters which may properly be brought before the Annual Meeting or any postponement or adjournments thereof, hereby revoking all former proxies.

Election of Directors

The nominees for the Board of Directors are:

Carl Wolf	Matthew Brown	Steven Burns	Alfred D’Agostino

Thomas Toto	Dan Altobello	Dean Janeway

The Board of Directors recommends a vote FOR Proposal Nos. 1 and 3, a ratification of Proposal No. 2, and EVERY TWO YEARS on Proposal No. 4.

1.	To elect seven directors to hold office for a one year term or until each of their successors are elected and qualified (except as marked to the contrary above).

[ ] FOR	[ ] AGAINST	[ ] ABSTAINS	[ ] WITHHOLDS

Instruction: To withhold authority to vote for any individual nominee(s), write the nominee(s) name on the spaces provided below:

2.	To ratify the appointment of RRBB Accountants & Advisors as the independent registered public accounting firm of the Company.

[ ] FOR	[ ] AGAINST	[ ] ABSTAINS	[ ] WITHHOLDS

3.	To approve, in a non-binding advisory vote, the compensation of the Company’s Named Officers.

[ ] FOR	[ ] AGAINST	[ ] ABSTAINS	[ ] WITHHOLDS

4.	To approve, in a non-binding advisory vote, the following frequency for future advisory votes on executive compensation.

[ ] EVERY ONE YEAR	[ ] EVERY TWO YEARS
[ ] EVERY THREE YEARS	[ ] ABSTAINS

5.	To withhold the proxy’s discretionary vote on Your behalf with regards to any other matters that are properly presented for a vote at the Annual Meeting, please mark the box below.

[  ] WITHHOLDS

This Proxy, when properly executed, will be voted in the matter directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR each of the proposals.

Dated: __________, 2015

Signature of Shareholder

Signature of Shareholder

Please date and sign exactly as your name(s) appears hereon. If the shares are registered in more than one name, each joint owner or fiduciary should sign personally. When signing as executor, administrator, trustee or guardian give full titles. Only authorized officers should sign for a corporation.

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